Exhibit 99.1

Tianci International, Inc. Reports Third Quarter 2025 Financial Results

HONG KONG/RENO, Nevada, June 7, 2025 /Globe Newswire/– Tianci International, Inc. (the "Company” or “Tianci”), a global logistics service provider specializing in ocean freight forwarding, announced its financial results for the three and nine months ended April 30, 2025.

Third Quarter 2025 Highlights:

•	The Company raised net proceeds of $5,217,937 from a public offering of 1,750,000 shares of common stock. On closing of the offering, the Company’s common stock was listed for trading on the Nasdaq Capital Market.
•	Third quarter revenue was relatively flat, increasing by $7,869 from $1,940,346 in the third quarter of 2024 to $1,948,215 in the third quarter of 2025.
•	The third quarter net loss increased from $38,797 in the third quarter of 2024 to $959,409 in the third quarter of 2025, primarily due to general and administrative expenses incurred in 2025 that were related to the completion of the public offering.

Financial Results

Revenue from logistics operations for the three months ended April 30, 2025, which represented 98% of the Company’s overall revenue in that period, fell by $19,882 from the revenue generated by logistics operations in the three months ended April 30, 2024, as discussions about and implementation of tariffs caused a weakening of demand for international shipping services. Overall revenue increased modestly due to an increase of $27,751 in revenue from other operations.

Gross profit fell from $277,707 for the three months ended April 30, 2024 to $57,983 for the three months ended April 30, 2025, as costs of shipping have increased in the regions serviced by the Company. As it grows, the Company intends to reorient its focus towards long-distance shipping lines, which generally produce higher profit margins.

General and administrative expenses increased from $134,473 during the three months ended April 30, 2024 to $960,583 during the three months ended April 30, 2025. The increase was primarily attributable to several expense items that were timed to occur on completion of the Company’s public offering, including $333,334 arising from our entry into two service agreements, a $158,412 charge for the value of the warrant issued to our underwriter, and a one-time bonus of $200,000 paid to certain management personnel for services in connection with the public offering.

Completion of our public offering of 1,750,000 common shares for net proceeds of $5,217,937 left the Company with working capital totaling $4,509,290 at April 30, 2025. The Company intends to use the greater portion of its working capital to expand its presence in the market for logistics services.

About Tianci International, Inc.

Tianci International Inc., through its subsidiary Roshing, provides global logistics services specializing in ocean freight forwarding, including container and bulk goods shipping. Operating under an asset-light model, Roshing’s logistics solutions are tailored to meet the diverse needs of its customers across the Asia-Pacific, including Japan, South Korea, and Vietnam. Beyond logistics, the company generates revenue from the sale of electronic parts and business consulting services. The company’s mission is to provide customers with efficient, reliable, and safe shipping services that create value.

For more information, please visit the Company’s website: tianci-ciit.com

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Forward-Looking Statements

Certain statements in this announcement are forward-looking statements that involve known and unknown risks and uncertainties and are based on the Company’s current expectations and projections about future events that the Company believes may affect its financial condition, results of operations, business strategy and financial needs. Investors can identify these forward-looking statements by words or phrases such as “approximates,” “believes,” “hopes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “plans,” “will,” “would,” “should,” “could,” “may” or other similar expressions. The Company undertakes no obligation to update or revise publicly any forward-looking statements to reflect subsequent occurring events or circumstances, or changes in its expectations, except as may be required by law. Although the Company believes that the expectations expressed in these forward-looking statements are reasonable, it cannot assure you that such expectations will turn out to be correct, and the Company cautions investors that actual results may differ materially from the anticipated results. The Company encourages investors to review other factors that may affect its future results that are discussed in the Company's filings with the U.S. Securities and Exchange Commission.

For investor and media inquiries, please contact:

Tianci International, Inc.

Investor Relations

Email: ir@rqscapital.com

Financial Summary Tables

The following financial information should be read in conjunction with the audited financial statements and accompanying notes filed by the Company with the Securities and Exchange Commission on Form 10-K for the period ended July 31, 2024, which can be viewed at www.sec.gov and in the investor relations section of the Company’s website at www.tianci-ciit.com.

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS

(EXPRESSED IN UNITED STATES DOLLARS)

	April 30	July 31,
	2025	2024
	(Unaudited)
ASSETS
Current assets:
Cash	$3,630,884	$413,129
Accounts receivable	166,752	–
Prepaid expense	725,553	1,820
Deferred offering costs	–	495,356
Total current assets	4,523,189	910,305

Other assets:
Lease security deposit	1,656	1,656
Total non-current assets	1,656	1,656

TOTAL ASSETS	$4,524,845	$911,961

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Income taxes payable	$10,284	$62,204
Due to related parties	–	2,271
Accrued liabilities and other payables	3,615	57,476
Total current liabilities	13,899	121,951

Total liabilities	13,899	121,951

Commitments and contingencies	–	–

Stockholders’ equity:
Series A Preferred stock, $0.0001 par value; 80,000 shares authorized; no shares issued and outstanding as of April 30, 2025 and July 31, 2024	–	–
Series B Preferred stock, $0.0001 par value; 80,000 shares authorized; 80,000 shares issued and outstanding as of April 30, 2025 and July 31, 2024	8	8
Undesignated preferred stock, $0.0001 par value; 19,920,000 shares authorized; no shares issued and outstanding	–	–
Common stock, $0.0001 par value, 100,000,000 shares authorized; 16,531,803 and 14,781,803 shares issued and outstanding as of April 30, 2025 and July 31, 2024, respectively	1,653	1,478
Additional paid-in capital	5,845,505	962,416
Accumulated deficit	(1,376,465)	(222,071)
Total stockholders' equity attributable to TIANCI INTERNATIONAL, INC.	4,470,701	741,831
Non-controlling interest	40,245	48,179

Total stockholders’ equity	4,510,946	790,010

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$4,524,845	$911,961

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(EXPRESSED IN UNITED STATES DOLLARS)

	For the three months ended April 30,		For the nine months ended April 30,
	2025	2024	2025	2024
	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
OPERATING REVENUES
Global logistics services	$1,901,992	$1,921,874	$6,731,768	$5,922,650
Other revenue	46,223	18,472	276,590	238,472
Total Operating Revenues	1,948,215	1,940,346	7,008,358	6,161,122

COST OF REVENUES
Global logistics services	1,886,564	1,683,283	6,472,998	5,218,017
Other revenue	3,668	12,356	168,968	125,517
Total Cost of Revenues	1,890,232	1,695,639	6,641,966	5,343,534

Gross profit	57,983	244,707	366,392	817,588

Operating expenses:
Selling and marketing	63,700	91,950	163,924	327,784
General and administrative	960,583	134,473	1,392,187	389,899

Total operating expenses	1,024,283	226,423	1,556,111	717,683

Income (loss) from operations	(966,300)	18,284	(1,189,719)	99,905

Other income net	–	(47,030)	27,391	(22,077)

Income (loss) before provision for income taxes	(966,300)	(28,746)	(1,162,328)	77,828
Provision for (benefit from) income taxes	(6,891)	10,051	–	22,023

Net (loss)	(959,409)	(38,797)	(1,162,328)	55,805
Less: net income attributable to non-controlling interest	(11,422)	11,177	(7,934)	40,430

Net (loss) attributable to TIANCI INTERNATIONAL, INC.	$(947,987)	$(49,974)	$(1,154,394)	$15,375

Weighted average number of common shares*
Basic and diluted	14,971,783	14,781,803	14,843,267	9,138,539

(Loss) per common share attributable to TIANCI INTERNATIONAL, INC.*
Basic and diluted	$(0.06)	$(0.00)	$(0.08)	$0.01

Weighted average number of preferred shares A*
Basic and diluted	–	–	–	49,817

(Loss) per preferred share A attributable to TIANCI INTERNATIONAL, INC.*
Basic and diluted	$–	$–	$–	$0.01

Weighted average number of preferred shares B*
Basic and diluted	80,000	4,494	80,000	1,465

(Loss) per preferred share B attributable to TIANCI INTERNATIONAL, INC.*
Basic and diluted	$(0.06)	$(0.00)	$(0.08)	$0.01

*	Shares are presented on a retroactive basis to reflect the reorganization on March 3, 2023

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TIANCI INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(EXPRESSED IN UNITED STATES DOLLARS)

	For the nine months ended April 30,
	2025	2024
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net income (loss)	$(1,162,328)	$55,805
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of operating lease right-of-use asset	–	356
Warrants issuance to consultant	158,412	–
Debt forgiven by related party	–	(24,814)
Change in operating assets and liabilities:
Accounts receivable	(166,752)	(82,021)
Prepaid expense	(723,733)	(850)
Lease security deposit	–	(114)
Due from related party	–	54,134
Advances from customers	–	(29,070)
Accounts payable	–	35,919
Income taxes payable	(51,920)	22,023
Operating lease liabilities	–	(356)
Accrued liabilities and other payables	(53,861)	90,464
Net cash (used in) provided by operating activities	(2,000,182)	121,476

Cash flows from financing activities:
Repayment of working capital advance to related party	(10,771)	–
Working capital advance from related party	8,500	–
Proceeds received from public or private offerings	5,439,333	513,213
Deferred offering costs incurred	(219,125)	(245,000)
Net cash (used in) provided by financing activities	5,217,937	268,213

Net (decrease) increase in cash	3,217,755	389,689
Cash, beginning	413,129	256,342
Cash, ending	$3,630,884	$646,031

Supplemental disclosure of cash flow information:
Cash paid during the period for:
Interest	$–	$–
Income taxes	$51,920	$–

Non-Cash Activities:
Early termination of right-of-use assets and lease liabilities	$–	$6,080
Conversion of liabilities to common stock	–	445,109
Conversion of preferred stock to common stock	–	800
Deferred offering costs net against proceeds from public offering	714,481	–

* * * * *

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